SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential,  for  Use  of the
[X]  Definitive Proxy Statement                  Commission  Only (as  permitted
[ ]  Definitive Additional Materials             by  Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           Tri-Continental Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------
     N/A
     --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     N/A
     --------------------------------------------------------------------

     N/A
     --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     N/A
     --------------------------------------------------------------------
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

     --------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           Tri-Continental Corporation
                    100 Park Avenue, New York, New York 10017

                     New York City Telephone (212) 850-1864
                       Toll-Free Telephone (800) 221-2450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2001

To the Stockholders:

     The 71st Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202 on May 17, 2001 at 10:00 A.M., for the following purposes:

         (1) To elect four Directors;
         (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2001; and
         (3) To transact such other business as may properly come before the Meeting or any adjournment thereof; including acting upon one shareholder proposal presented under the heading "Other Matters" in the Proxy Statement accompanying this Notice, if the proposal is brought before the Meeting;

all as set forth in the Proxy Statement accompanying this Notice.

     The minute book of the Corporation will be available at the Meeting for inspection by Stockholders.

     The close of business on March 15, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                     By order of the Board of Directors,

                                                       /s/ FRANK J. NASTA
                                                       ------------------
                                                           Frank J. Nasta
                                                               Secretary

Dated:  New York, New York, April 17, 2001

                             ---------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND
     SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR
      YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
        IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION,
         WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY
               WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                                                                  April 17, 2001


                           TRI-CONTINENTAL CORPORATION
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT
                                     FOR THE
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2001

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation ("Tri-Continental" or the "Corporation") to be used at the 71st Annual Meeting of Stockholders (the "Meeting") to be held in Baltimore, Maryland on May 17, 2001.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instruction, your shares will be voted (i) for the election of four Directors, (ii) for the ratification of the selection of auditors, (iii) against the stockholder proposal and, (iv) at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on March 15, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and 132,208,255 shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

     In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by May 17, 2001, the persons named as Proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by Proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

     The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report, if any, to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 17, 2001.

                            A. ELECTION OF DIRECTORS
                            ------------------------
                                  (Proposal 1)

     The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class expires in each year.

     At the Meeting this year, four Directors are to be elected. Dr. Alice S. Ilchman and Messrs. Frank A. McPherson, Leroy C. Richie and Brian T. Zino, each of whose term will expire at the 2001 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2004.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of Dr. Ilchman and Messrs. McPherson, Richie and Zino. Dr. Ilchman has been a Director of the Corporation since 1990, Mr. McPherson has been a Director of the Corporation since 1995, Mr. Richie has been a Director of the Corporation since 2000, and Mr. Zino has been a Director of the Corporation since 1993. Dr. Ilchman and Messrs. McPherson and Zino were last elected by Stockholders at the 1998 Annual Meeting. Mr. Richie was elected in the interim by the Board of Directors at a Board meeting in 2000.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

     Background information regarding Dr. Ilchman and Messrs. McPherson, Richie and Zino, as well as the other Directors of the Corporation, follows.

                                                                                            SECURITIES
                                                                                           BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
 Alice S. Ilchman            2004         PRESIDENT  EMERITA,  SARAH LAWRENCE COLLEGE,      9,115 Common
   1990 to Date                           BRONXVILLE, NY. Dr. Ilchman is a Director or         Shares
      (66)                                Trustee of each of the investment  companies
-------------------                       of the Seligman Group of Funds.+ She is also
                                          Chairman of The  Rockefeller  Foundation;  a
                                          Trustee  of  The   Committee   for  Economic
[Photo Omitted]                           Development;  and a  Director of the Public
                                          Broadcasting Service (PBS). She was formerly
                                          a Trustee  of The Markle  Foundation;  and a
                                          Director  of the  International  Research  &
-------------------                       Exchange   Board  and  New  York   Telephone
                                          Company.



Frank A. McPherson             2004       RETIRED  CHAIRMAN  OF THE  BOARD  AND  CHIEF      33,627 Common
  1995 to Date                            EXECUTIVE OFFICER OF KERR-MCGEE CORPORATION,         Shares
      (67)                                OKLAHOMA CITY, OK. Mr. Shares McPherson is a
-------------------                       Director   or   Trustee   of   each  of  the
                                          investment  companies of the Seligman  Group
                                          of  Funds.+   He  is  also  a  Director   of
[Photo Omitted]                           Kimberly-Clark  Corporation,   Conoco  Inc.,
                                          Bank of Oklahoma  Holding  Company,  Baptist
                                          Medical  Center,  Oklahoma  Chapter  of  the
                                          Nature    Conservancy,    Oklahoma   Medical
-------------------                       Research Foundation, National Boys and Girls
                                          Clubs   of   America,   and   the   Oklahoma
                                          Foundation for  Excellence in Education.  He
                                          was formerly  Chairman of the Oklahoma  City
                                          Chamber of Commerce  and the  Oklahoma  City
                                          Public Schools Foundation; a Director of the
                                          Federal Reserve System's Kansas City Reserve
                                          Bank;   and  a   Member   of  The   Business
                                          Roundtable.



                                          3


                                                                                           SECURITIES
                                                                                           BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
Leroy C. Richie               2004        CHAIRMAN  AND  CHIEF  EXECUTIVE  OFFICER,  Q      1,000 Common
 2000 to Date                             STANDARDS WORLDWIDE,  INC., BIRMINGHAM,  MI.         Shares
     (59)                                 Mr.  Richie is a Director or Trustee of each
-------------------                       of the investment  companies of the Seligman
                                          Group  of  Funds,+  with  the  exception  of
                                          Seligman Cash  Management  Fund,  Inc. He is
[Photo Omitted]                           also a Director  of  Kerr-McGee  Corporation
                                          and  Infinity,  Inc.;  Chairman  of Highland
                                          Park  Michigan  Economic  Development  Corp;
                                          Trustee  of New York  University  Law Center
-------------------                       Foundation  and Vice Chairman of the Detroit
                                          Medical Center. He was formerly Chairman and
                                          Chief  Executive  Officer of Capital Coating
                                          Technologies,  Inc. and Vice  President  and
                                          General  Counsel,  Automotive Legal Affairs,
                                          of Chrysler Corporation.












                                          4


                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
    *Brian T. Zino*            2004       DIRECTOR AND  PRESIDENT,  J. & W. SELIGMAN &     38,793 Common
     1993 to Date                         CO. INCORPORATED,  NEW YORK, NY. Mr. Zino is         Shares
         (48)                             President   of   each   of  the   investment
-------------------                       companies of the  Seligman  Group of Funds,+
                                          with  the  exception  of  Seligman   Quality
                                          Municipal  Fund,  Inc. and  Seligman  Select
[Photo Omitted]                           Municipal  Fund,  Inc. He is also a Director
                                          or  Trustee   of  each  of  the   investment
                                          companies  of the  Seligman  Group of Funds;
                                          Chairman  of  Seligman  Data  Corp.;  and  a
-------------------                       Director  of  Seligman  Advisors,  Inc.  and
                                          Seligman Services,  Inc. He is also a Member
                                          of the Board of Governors of the  Investment
                                          Company  Institute  and Vice Chairman of ICI
                                          Mutual Insurance Company.











                                           5



OTHER DIRECTORS

    The other Directors of the Corporation whose terms will not expire in 2001 are:

                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
    John R. Galvin             2003       DEAN  EMERITUS,  FLETCHER  SCHOOL OF LAW AND       1,034 Common
     1995 to Date                         DIPLOMACY AT TUFTS UNIVERSITY,  MEDFORD, MA.          Shares
         (71)                             General  Galvin is  Director  or  Trustee of
                                          each  of  the  investment  companies  of the
                                          Seligman   Group  of   Funds.+  He  is  also
                                          Chairman Emeritus of the American Council on
                                          Germany;   a  Governor  of  the  Center  for
                                          Creative  Leadership;   and  a  Director  of
                                          Raytheon   Company,   the  National  Defense
                                          University,  and the  Institute  for Defense
                                          Analysis.  He was  formerly  a  Director  of
                                          USLIFE Corporation;  Ambassador,  U.S. State
                                          Department  for   negotiations   in  Bosnia;
                                          Distinguished  Policy  Analyst at Ohio State
                                          University; and Olin Distinguished Professor
                                          of National  Security  Studies at the United
                                          States Military  Academy.  From June 1987 to
                                          June 1992,  General  Galvin was the  Supreme
                                          Allied    Commander,    Europe    and    the
                                          Commander-in-Chief,  United States  European
                                          Command.











                                          6



                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
     John E. Merow             2002       RETIRED   CHAIRMAN   AND   SENIOR   PARTNER,      11,444 Common
     1991 to Date                         SULLIVAN & CROMWELL, LAW FIRM, NEW YORK, NY.         Shares
         (71)                             Mr.  Merow is a Director  or Trustee of each
                                          of the investment  companies of the Seligman
                                          Group of Funds.+  He is also a  Director  of
                                          Commonwealth  Industries,  Inc., the Foreign
                                          Policy   Association,   the   Municipal  Art
                                          Society of New York,  and the United  States
                                          Council for International  Business;  a Life
                                          Trustee of New  York-Presbyterian  Hospital;
                                          Chairman of New York-Presbyterian Healthcare
                                          System,  Inc.;  and a Member of the American
                                          Law  Institute  and the  Council  on Foreign
                                          Relations.



    Betsy S. Michel            2002       ATTORNEY,  GLADSTONE,  NJ.  Ms.  Michel is a      2,010 Common
      1985 to Date                        Director   or   Trustee   of   each  of  the         Shares
           (58)                           investment  companies of the Seligman  Group
                                          of  Funds.+  She is  also a  Trustee  of The
                                          Geraldine  R.  Dodge  Foundation  and  World
                                          Learning,  Inc.  She was formerly a Director
                                          of The National  Association  of Independent
                                          Schools   and   Chairman  of  the  Board  of
                                          Trustees of St. George's School.




                                           7


                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
   William C. Morris*          2003       CHAIRMAN,   J.   &   W.   SELIGMAN   &   CO.      127,062 Common
      1988 to Date                        INCORPORATED,  NEW YORK,  NY. Mr.  Morris is         Shares
         (63)                             Chairman and Chief Executive Officer of each
                                          of the investment  companies of the Seligman
                                          Group  of  Funds;+   Chairman   of  Seligman
                                          Advisors, Inc. and Seligman Services,  Inc.;
                                          and a Director of Seligman  Data Corp. He is
                                          also  Chairman of Carbo  Ceramics Inc. and a
                                          Director of Kerr-McGee Corporation.




   James C. Pitney             2002       RETIRED  PARTNER,  PITNEY,  HARDIN,  KIPP  &      44,822 Common
     1981 to Date                         SZUCH, LAW FIRM, MORRISTOWN,  NJ. Mr. Pitney         Shares
        (74)                              is a  Director  or  Trustee  of  each of the
                                          investment  companies of the Seligman  Group
                                          of  Funds.+ He was  formerly  a Director  of
                                          Public Service Enterprise Group.







                                          8


                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------
   James Q. Riordan            2003       DIRECTOR, VARIOUS ORGANIZATIONS, STUART, FL.      240,328 Common
     1989 to Date                         Mr. Riordan is a Director or Trustee of each          Shares
         (73)                             of the investment  companies of the Seligman
                                          Group of Funds.+  He is also a  Director  or
                                          Trustee of The Houston Exploration  Company,
                                          The   Brooklyn   Museum,    KeySpan   Energy
                                          Corporation,  and The Committee for Economic
                                          Development.  He was formerly  Vice Chairman
                                          of  Mobil  Corporation;  Co-Chairman  of the
                                          Policy  Council  of the  Tax  Foundation;  a
                                          Director    and    President    of   Bekaert
                                          Corporation;   and  a  Director   of  Tesoro
                                          Petroleum  Companies,   Inc.,  Dow  Jones  &
                                          Company,  Inc.  and the Public  Broadcasting
                                          Service (PBS).



   Robert L. Shafer            2003       RETIRED VICE  PRESIDENT OF PFIZER INC.,  NEW      4,066 Common
     1991 to Date                         YORK,  NY.  Mr.  Shafer  is  a  Director  or         Shares
         (68)                             Trustee of each of the investment  companies
                                          of the  Seligman  Group  of  Funds.+  He was
                                          formerly a Director of USLIFE Corporation.






                                          9



                                                                                             SECURITIES
                                                                                            BENEFICIALLY
                           EXPIRATION OF                                                 OWNED, DIRECTLY OR
NAME, PERIOD SERVED AS    TERM IF ELECTED                                                INDIRECTLY, AS OF
 A DIRECTOR AND (AGE)      AS A DIRECTOR    PRINCIPAL OCCUPATION AND OTHER INFORMATION     MARCH 27, 2001
-----------------------    -------------  ---------------------------------------------   -----------------

   James N. Whitson            2002       RETIRED  EXECUTIVE  VICE PRESIDENT AND CHIEF      30,018 Common
     1993 to Date                         OPERATING  OFFICER OF  SAMMONS  ENTERPRISES,         Shares
         (66)                             INC.,  DALLAS, TX. Mr. Whitson is a Director
                                          or  Trustee   of  each  of  the   investment
                                          companies of the  Seligman  Group of Funds.+
                                          He is also a  Consultant  to and Director of
                                          Sammons Enterprises,  Inc. and a Director of
                                          C-SPAN and CommScope, Inc.


* An "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

+ The Seligman  Group of Funds  consists of the  Corporation,  Seligman  Capital
  Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Global Fund Series, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Inc., Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Aware Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., and Seligman Value Fund Series, Inc.

     Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. Mr. Morris shares voting and investment power with respect to 24,391 shares. At March 15, 2001, all Directors and Officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock.

     Mr. Morris disclaims beneficial ownership of 51,041 shares in five trusts for his children and grandchildren. Mr. Zino disclaims beneficial ownership of 1,841 shares registered in his wife's name.

     As of October 25, 2000, Mr. Richie bought 1,000 Class B common shares of the Manager from the Manager, each at a price of $25.19 per share.

     The Board of Directors met six times during 2000. The standing committees of the Board include the Board Operations Committee, Audit Committee and
Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

     BOARD OPERATIONS COMMITTEE. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met four times in 2000. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Richie, Shafer, Whitson, Dr. Ilchman and Ms. Michel.

     AUDIT COMMITTEE. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 15, 2001. The Committee met two times in 2000. Members of this Committee are Messrs. Whitson (Chairman), Galvin, McPherson, Merow and Ms. Michel. The report of the Audit Committee, as approved on March 14, 2001, is attached to this Proxy Statement as Appendix 1, and the charter, as amended and restated on March 15, 2001, is attached to this Proxy Statement as Appendix 2.

     DIRECTOR NOMINATING COMMITTEE. This Committee recommends to the Board persons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met four times in 2000. Members of this Committee are Messrs. Pitney (Chairman), Riordan, Shafer and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE CORPORATION

     Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                                         POSITION WITH CORPORATION AND
         NAME                AGE                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Charles C. Smith, Jr.       44      VICE PRESIDENT AND PORTFOLIO MANAGER OF THE CORPORATION  since December 1994. Mr. Smith is a Managing Director of the Manager,  a position he has held since January,  1994. He is Vice  President  and  Portfolio  Manager of Seligman  Common  Stock  Fund, Inc.  and
                                    Seligman  Income  Fund,  Inc.;  and Vice  President  of Seligman  Portfolios,  Inc. and
                                    Portfolio Manager of its Seligman Common Stock Portfolio and Seligman Income Portfolio.

Charles W. Kadlec           55      VICE PRESIDENT OF THE CORPORATION  since May 1996. Mr. Kadlec is a Managing Director of the Manager and Chief Investment Strategist of Seligman Advisors, Inc.

Lawrence P. Vogel           44      VICE  PRESIDENT AND TREASURER OF THE  CORPORATION  since May 2000.  Mr. Vogel is Senior
                                    Vice  President and  Treasurer,  Investment  Companies,  of the Manager and is the Vice
                                    President  and  Treasurer of the other  investment  companies of the Seligman  Group of
                                    Funds and of Seligman Data Corp. He was formerly  Senior Vice  President,  Finance,  of the Manager,  Seligman  Advisors,  Inc. and Seligman  Data Corp.;  Vice  President  and
                                    Treasurer of Seligman  International,  Inc.; Vice President of Seligman Services,  Inc.
                                    and Treasurer of Seligman Henderson Co.

Frank J. Nasta              36      SECRETARY OF THE  CORPORATION  since March 1994. Mr. Nasta is General  Counsel,  Senior
                                    Vice  President,  Law and  Regulation  and  Corporate  Secretary of the Manager.  He is
                                    Secretary of the other investment  companies of the Seligman Group of Funds. He is also
                                    Corporate  Secretary of Seligman  Advisors,  Inc.,  Seligman Services,  Inc.,  Seligman
                                    International,  Inc. and Seligman  Data Corp.  He was formerly  Corporate  Secretary of
                                    Seligman Henderson Co.

Thomas G. Rose              43      VICE PRESIDENT OF THE CORPORATION  since May 2000. Mr. Rose is a Vice President of  the other  investment  companies  in  the  Seligman  Group  of  Funds.  He is  Senior  Vice
                                    President,  Finance of the Manager,  Seligman  Advisors,  Inc. and Seligman  Data Corp.
                                    since  May  2000;  and  Vice  President,  Seligman  International,  Inc.  and  Seligman
                                    Services, Inc. Formerly, he was Treasurer of the investment compa nies of the Seligman Group of Funds and Seligman Data Corp.

     All Officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

     Directors of the Corporation who are not employees of the Manager or its affiliates each receive from the Corporation retainer fees of $13,400 per year. In addition, such Directors are currently paid a total of $3,000 ($1,500 for telephonic attendance at certain meetings) for each day on which they attend Board and/or Committee meetings, the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended December 31, 2000 were as follows:

               NUMBER OF DIRECTORS       CAPACITY IN WHICH REMUNERATION         AGGREGATE DIRECT
                    IN GROUP                      WAS RECEIVED                    REMUNERATION
               ------------------         -----------------------------          ---------------
                      10               Directors and Members of Committees          $223,059

     Director's attendance, retainer and/or committee fees paid to each Director during 2000 were as follows:

                                  AGGREGATE         PENSION OR RETIREMENT        TOTAL COMPENSATION
                                COMPENSATION         BENEFITS ACCRUED AS        FROM CORPORATION AND
NAME                          FROM CORPORATION   PART OF CORPORATION EXPENSES        FUND COMPLEX*
---------------------------   ----------------   ----------------------------   ---------------------

John R. Galvin                    $24,590                    -0-                       $89,000
Alice S. Ilchman                   24,350                    -0-                        92,000
Frank A. McPherson                 23,585                    -0-                        89,000
John E. Merow                      24,590+                   -0-                        92,000
Betsy S. Michel                    24,590                    -0-                        92,000
James C. Pitney                    24,350+                    0-                        92,000
Leroy C. Richie++                   5,724                    -0-                        25,630
James Q. Riordan                   24,350                    -0-                        89,000
Robert L. Shafer                   22,340                    -0-                        86,000
James N. Whitson                   24,590+                   -0-                        92,000
                                 --------
                                 $223,059
                                 ========

---------------

* In fiscal year 2000, there were 21 investment companies in the Seligman Group of Funds.
+ Mr. Merow, who had deferred receiving his fees from the Corporation and other investment companies in the Seligman Group of Funds from 1991 up to 1997, had a balance as of December 31, 2000 of $113,009 in his deferred plan account, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation and other investment companies in the Seligman Group of Funds from 1983 up to 1993, had a balance as of December 31, 2000 of $123,355 in his deferred plan account, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation and other investment companies in the Seligman Group of Funds. From 1993 through December 31, 2000, Mr. Whitson had a balance of $180,465 in his deferred plan account, including earnings.
++ Director since September, 2000.

     No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

     The affirmative vote of a plurality of the votes cast at the Meeting is required to approve the election of each of the Nominees.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTOR OF THE CORPORATION.

                    B. RATIFICATION OF SELECTION OF AUDITORS
                    ----------------------------------------
                                  (Proposal 2)

     The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Corporation for 2001. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the semi-annual and annual financial statements of the Corporation and provided tax-related services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to J. & W. Seligman & Co. Incorporated, the Corporation's Manager, Seligman Advisors, Inc., an affiliate of the Manager and Seligman Data Corp., the shareholder service agent for the Corporation, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

     The Audit Committee has considered whether the provision by the independent auditors to the Corporation of nonaudit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                      FEES FOR SERVICES TO THE CORPORATION

     AUDIT FEES. For the fiscal year ended December 31, 2000, the fee for professional services rendered for the audits of the semi-annual and annual financial statements was $74,500.

     ALL OTHER FEES. For the fiscal year ended December 31, 2000, Deloitte & Touche llp was also paid approximately $3,500 for tax-related services.

              FEES FOR SERVICES TO THE AFFILIATED SERVICE PROVIDERS

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None.

     ALL OTHER FEES. For the fiscal year ended December 31, 2000, Deloitte & Touche llp was also paid approximately $212,000 for all other non-audit services rendered on behalf of J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. Of this amount, $106,500 related to attestation and internal control compliance testing, $87,500 related to tax compliance and consultation services and $18,000 related to other services.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

  YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
     THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS
                              OF THE CORPORATION.

                                C. OTHER MATTERS
                                ----------------

     Tri-Continental has received one proposal from a stockholder for inclusion in this year's proxy materials, which is set forth below.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE
      AGAINST THE STOCKHOLDER PROPOSAL. THE BOARD'S REASONING IS SET FORTH FOLLOWING THE PROPOSAL IN A STATEMENT OF OPPOSITION, WHICH STOCKHOLDERS ARE
                            URGED TO READ CAREFULLY.

     Stockholder Proposal No. 1

     Mr. Robert P. Laukat, 23340 Lakewood Drive, Twain Harte, California 95383, is the beneficial owner of 2,531.109 shares of the Corporation's Common Stock and has notified the Corporation that he intends to introduce the following proposal at the meeting:

     RESOLVED, that the shareholders of the Tri-Continental Corporation, assembled in annual meeting in person and by proxy, recommend that the Board of Directors terminate the investment advisory agreement between Tri-Continental Corporation and J. & W. Seligman & Co. Incorporated when the current contract expires and, at such time, solicit offers from selected advisers, including Seligman, to evaluate the cost and the ability of the candidates to perform for the benefit of shareholders.

     Mr. Laukat has submitted the following statement in support of his proposal:

     The market value of 1,175.7885 shares of Tri-Continental on December 31, 1999 was $32,775.11. On November 30, 2000, 1,213.5448 shares were worth
$30,111.08. This is assuming all capital gains and dividends were reinvested, an 11 month loss of $2,664.03.

     The contractual compensation to the advisor, J. & W. Seligman & Co. did not change significantly. The shareholders lost money. Seligman made money.

     Allow me to quote from an article written in the June 20, 2000 Wall Street Journal by Mr. John C. Bogle, the well-known founder and former chairman and chief executive officer of the Vanguard Group, Inc. He is also a well-known advocate of indexing, as well as a proponent of low-cost management fees for all mutual funds.

     "INVESTMENT HORIZONS THAT ARE TOO SHORT AND COSTS THAT ARE TOO HIGH ARE THE PRINCIPAL PROBLEMS FACING THE MUTUAL FUND INDUSTRY. THE ROOT CAUSE OF THESE FAILINGS IS THE INDUSTRY'S FAILURE TO FOCUS ON THE PRIMACY OF THE FUND SHAREHOLDER. IT'S CALLED STEWARDSHIP. THE INVESTMENT COMPANY ACT OF 1940 WARNS AGAINST ORGANIZING, OPERATING, AND MANAGING FUNDS IN THE INTERESTS OF THE INVESTMENT ADVISORS RATHER THAN IN THE INTEREST OF THE SHAREHOLDERS, BUT THAT WARNING ISN'T ADEQUATELY HEEDED TODAY. IT'S HIGH TIME THAT FUND MANAGERS AND INDEPENDENT DIRECTORS, AS WELL AS PUBLIC OFFICIALS, THE MEDIA AND THE SHAREHOLDERS GIVE THESE ISSUES THE ATTENTION THEY DESERVE."

     The board of directors, I'm sure, is always interested in the welfare of the corporation and its shareholders. However, this interest may be obscured by a long and pleasant relationship with J. & W. Seligman & Co. All I'm asking is that the board make J. & W. Seligman & Co. accountable, and to convey that accountability to us, the owners of the corporation.

     Yes, we have had to bear some pain in the year 2000. We lost money. The market does fluc tuate. J. & W. Seligman made money. Their income has little fluctuation. Shouldn't they be accountable? Shouldn't they share the pain? A vote of yes on this proposal will convey to the board of directors that they have your support in a quest for superior management at a competitive price.

     Please vote yes.

                                 -------------

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
                 VOTE AGAINST THIS STOCKHOLDER PROPOSAL FOR THE
                            REASONS SET FORTH BELOW.

     This stockholder proposal, if adopted, would recommend that the Board of Directors terminate the Corporation's 72-year relationship with the Manager at the end of the year and solicit competing proposals to select a manager for the Corporation. The Board believes that this proposal is inappropriate and adverse to the interests of the Corporation and its stockholders, and strongly urges its defeat.

     Tri-Continental has benefitted from its long association with J. & W. Seligman & Co. Incorporated since it commenced operations in 1929. Today, Tri-Continental is the largest publicly-traded, diversified closed-end equity investment company, with approximately $3.5 billion in assets. For the ten years ended March 31, 2001, an investment in the Corporation's common stock returned 11.67% based on net asset value and 11.80% based on market price. For the five- and one-year periods ended March 31, 2001, the Corporation's average annual returns were 10.66% and -17.30%, respectively, based on net asset value and 12.54% and -5.76%, respectively, based on market price. Distributions to stockholders as a percentage of average net asset value have averaged 11.3%, 12.5% and 11.0% for the past 1, 5 and 10 calendar year periods, respectively. (All aforementioned returns assume the reinvestment of capital gains and dividends.)

     The proponent observes that the market value of a share of the Corporation's Common Stock declined in value during 2000. This decline must be placed in perspective with the declines experienced across the U.S. equity markets in 2000, in which the Dow Jones Industrial Average fell 6.2%, the Standard & Poor's 500 Index fell 10.1% and the Nasdaq 100 Index fell 39.3%. Viewed in the context of this pronounced downturn in the markets, Tri-Continental's performance in 2000 was respectably stable, outperforming the S&P 500 for the year based on net asset value. Most importantly, the Corporation's long-term performance record continues to be competitive, which is consistent with its objective to produce future growth of both capital and income, while providing reasonable current income.

     Each November the Board of Directors considers whether the Corporation's management agreement with the Manager (the "Management Agreement") should be continued for another one-year period, as required by the Investment Company Act and the terms of the Management Agreement. Under the Investment Company Act, the Manager has a duty to provide, and the Directors have a duty to request, all information relevant to making their determination on the continuance of the Management Agreement. This process, and the diligence with which the Board undertakes its responsibilities, ensures a careful and thorough review of the Management

Agreement every year. The independent Directors, who have no affiliation with the Manager and constitute a significant majority of the Directors, meet and vote separately, and consult with their independent legal counsel, on this important matter.

     The Directors view their annual consideration of the continuance of the Management Agreement to be one of their most important duties, and make their decision on this matter only after careful consideration of extensive amounts of information, including comparative information regarding the advisory fees paid by other closed-end and open-end investment companies having similar investment objectives, comparative performance and expense ratio information, and information about profitability and portfolio turnover. Approval of this stockholder proposal, six months in advance of the Board's deliberations at their November 2001 meeting, would inappropriately and prematurely seek to influence the Directors in their decision, which must be made after exercising their business judgment on the basis of the then-available relevant information.

     The proponent suggests that stockholders second-guess the review by the Directors they have elected by recommending that the Directors terminate the agreement at year-end and embark on a process that would involve soliciting bids from investment managers, selecting a manager from among them, negotiating a new management agreement and obtaining stockholder approval of this agreement. All of this would involve considerable expense to the Corporation and a period of disruption and uncertainty for the Corporation's operations. During this time, your investment in the Corporation could be harmed.

The proponent expresses frustration that the advisory fee paid to the Corporation's Manager did not change significantly despite the recent decline in the per share value of the Corporation's shares of Common Stock. Under the terms of the Management Agreement, the advisory fee rate applied to the net assets of the Corporation is based on the total net assets of the Corporation and all other registered investment companies advised by the Manager. Paying an advisory fee at a rate based on average daily net asset value is by far the most prevalent arrangement for investment companies. This fee arrangement recognizes that managing the Corporation requires a great deal of work regardless of whether market conditions are favorable or unfavorable in a particular period. It is not correct, as the proponent suggests, that the Manager gets paid the same amount regardless of the Corporation's investment performance. Since the Manager's fee is calculated based on net asset value, the Manager's interests are very much aligned with those of stockholders. The Manager's fee increases when the Corporation's net assets increase as a result of favorable investment performance and decreases when the Corporation's net assets decline. For example, the decline in average net assets in 2000 resulted in total advisory fees payable by the Corporation for 2000 that were $1,009,974 less than those in 1999.

     The proponent cites statements by a well-known advocate of index funds to the effect that short investment horizons and high costs are problems facing the mutual fund industry. The Corporation notes that it invests for the long term, consistent with its investment objective, and that its costs, including the advisory fee rate paid to the Manager, are among the lowest in the industry for an actively managed fund.

     In his supporting statement the proponent indicates that he wants the Corporation's Board of Directors to take steps to ensure the accountability of the Manager, and to communicate that accountability to stockholders. The Corporation notes that under applicable corporate law the Manager is clearly accountable to the Directors elected by the stockholders. As noted above, the Investment Company Act also mandates the accountability of the Manager by requiring that the relationship between the Corporation and its Manager be reviewed in detail by the Directors, including a separate review by the independent Directors, every year. The Management Agreement was approved by stockholders, as required by the Investment Company Act, and most amendments thereto are likewise subject to stockholder approval. In addition, the Corporation regularly provides reports to stockholders that include detailed performance information and a management's discussion and analysis of the Corporation's results of operation. In light of all these considerations, the accountability of the Manager does not appear to be an issue for your Corporation.

     Ultimately, the proposal seeks to have the Corporation's Board of Directors perform a review of Tri-Continental's arrangements with the Manager that is similar in many respects to the comprehensive and comparative review that they do each year, but in a manner that is significantly more expensive and disruptive to the Corporation's business. Accordingly, the Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and its stockholders.

     This proposal will not be adopted unless it receives the affirmative votes of the holders of a majority of the votes cast on such proposal. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, proxies will be voted AGAINST approval of the proposal.

                                ----------------

     The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after February 17, 2001. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 19, 2001.

     Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2002, must be received by the Corporation no later than December 18, 2001. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than February 16, 2002 and no later than March 18, 2002 to be eligible for presentation at the May 2002 Annual Meeting.

                                   D. EXPENSES
                                   -----------

     The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile or telegraph by Directors, Officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Morrow & Co., Inc., 445 Park Avenue, New York, N.Y. 10022 to assist in soliciting for a fee of $4,000, plus expenses.


                                     By order of the Board of Directors,

                                                  /s/ FRANK J. NASTA
                                                  ------------------
                                                      Frank J. Nasta
                                                          Secretary

                                ---------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   APPENDIX 1

                           TRI-CONTINENTAL CORPORATION
                               (THE "CORPORATION")
                             AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Corporation's financial reporting process. The Committee operates pursuant to a charter that was last amended and restated by the Board on March 15, 2001, a copy of which is attached to this Proxy Statement as Appendix 2. As set forth in the charter, management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are in fact "independent."

                                       1-i

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report for the year ended December 31, 2000.

                        SUBMITTED BY THE AUDIT COMMITTEE
                     OF THE CORPORATION'S BOARD OF DIRECTORS

John R. Galvin
Frank A. McPherson
John E. Merow
Betsy S. Michel
James N. Whitson

As approved on March 14, 2001.










                                      1-ii

                                   APPENDIX 2

                           TRI-CONTINENTAL CORPORATION
                               (the "Corporation")
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Corporation or any of its investment advisers, administrators or custodian that may interfere with the exercise of his or her independence from management and the Corporation and, as to his or her relationship to the Corporation, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

     1.  in  its  oversight  of  the  Corporation's   accounting  and  financial
         reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation;

     2. in its oversight of the Corporation's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.  in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The management of the Corporation, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

     The outside auditors are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit

                                      2-i

     Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Corporation or of J. & W. Seligman &Co. Incorporated ("Seligman") as to any information technology, internal audit and other nonaudit services provided by the auditors of the Corporation to the Corporation, Seligman and any entity controlling, controlled by or under common control with Seligman which provides services to the Corporation ("Seligman Affiliates").

     The outside auditors for the Corporation are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

     The outside auditors shall submit to the Corporation annually a formal written statement delineating all relationships between the outside auditors and the Corporation ("Statement as to Independence"), addressing each nonaudit service provided to the Corporation, Seligman and the Seligman Affiliates and at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also delineate any professional services, including tax or consulting services, provided to the investment advisers, administrators, custodians or other entities providing services material to the integrity of the Corporation's financial statements or internal controls (each, a "Company Service Provider") agreed by the Audit Committee and the outside auditors. These professional services may include those relating to the services provided by such Corporation Service Provider to the Corporation or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Corporation. The Audit Committee acknowledges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

     The outside auditors shall submit to the Corporation annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors:(i) the audit of the Corporation's financial statements; (ii) information technology consulting services provided to the Corporation, Seligman and the Seligman Affiliates for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such serv-

                                      2-ii
     ices relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service.

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Corporation or any service provider, outside counsel to the Corporation or to the independent directors or the Corporation's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

     1.  with respect to the outside auditor,

         (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

         (ii) to review the fees charged by the outside auditors for audit and nonaudit services;

         (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that the outside auditors may believe impact the objectivity and independence of the outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

         (iv) if applicable, to consider whether the outside auditors' provision to the Corporation, Seligman and the Seligman
               Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other nonaudit services is compatible with maintaining the independence of the outside auditors; and



                                     2-iii

         (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

     2. with respect to financial reporting principles and policies and related controls and procedures,

         (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

         (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU Section 380) or other applicable auditing literature, as may be modified or supplemented, including reports and communications related to:

               o deficiencies  noted in the audit in the design or  operation of related controls;

               o consideration of fraud in a financial statement audit;

               o detection of illegal acts;

               o the outside auditor's  responsibility  under generally accepted auditing standards;

               o significant accounting policies;

               o management judgments and accounting estimates;

               o adjustments arising from the audit;

               o the responsibility of the outside auditor for other information in documents containing audited financial statements;

               o disagreements with management;

               o consultation by management with other accountants;

               o major issues  discussed with  management  prior to retention of the outside auditor;

               o difficulties  encountered  with  management in  performing  the audit; and

               o the  outside  auditor's  judgments  about  the  quality  of the
                 Corporation's accounting principles;

         (iii) to meet with management and/or the outside auditors:


                                      2-iv

               o to discuss the scope of the annual audit or any audit or review of interim financial statements;

               o to discuss the audited financial statements:

               o to discuss any  significant  matters  arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Corporation's financial statements;

               o to review the form of opinion the outside  auditors  propose to render to the Board of Directors and shareholders;

               o to discuss  allocations of expenses between the Corporation and other entities;

               o to discuss the  Corporation's  compliance  with Subchapter M of the Internal Revenue Code of 1986, as amended;

               o to discuss  with  management  and the  outside  auditors  their respective procedures to assess the representativeness of securities prices provided by external pricing services;

               o to discuss with outside  auditors  their  conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

               o to  discuss  the  report  of  the   outside   auditors  on  the
                 Corporation's system of internal accounting controls required to be filed with the Corporation's Form N-SAR;

               o to discuss  significant  changes to the Corporation's  auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

               o to inquire about significant  risks and exposures,  if any, and the steps taken to monitor and minimize such risks; and

         (iv) to discuss with the Corporation's legal advisors any significant legal matters that may have a material effect on the financial statements; and

3. with respect to Seligman Data Corp.,

         (i) to perform such of the duties set forth in this Article IV in respect of the Corporation as are appropriate, and to exercise such powers as are provided in this charter, as are appropriate

                                       2-v
               in respect of the financial reporting principles and policies and related controls, the financial statements and the audit thereof, management and the outside auditors of Seligman Data Corp.; and

         (ii) to discuss transactions between or among J. & W. Seligman & Co. Incorporated (and its affiliated persons) and Seligman Data Corp.

4. with respect to reporting, recommendations and other matters,

         (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Corporation;

         (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement, if any;

         (iii) to review this charter at least annually and recommend any changes to the full Board of Directors; and

         (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

As adopted on May 18, 2000.
As amended and restated on March 15, 2001.





                                      2-vi

                                          -----------------------------------


                                                              TRI-CONTINENTAL
                                                                  CORPORATION





                                          NOTICE OF ANNUAL MEETING
                                                   OF STOCKHOLDERS
                                                   AND
                                                   PROXY STATEMENT


                                          ===================================
                                          TIME: MAY 17, 2001
                                                10:00 A.M.
                                          ===================================


                                          PLACE: HARBOR COURT HOTEL
                                                 550 LIGHT STREET
                                                 BALTIMORE, MARYLAND 21202







                                          -----------------------------------

                                          -----------------------------------

                                          PLEASE  DATE,  FILL IN AND SIGN THE
                                          ENCLOSED  FORM OF PROXY AND MAIL IT
                                          IN  THE  ENCLOSED  RETURN  ENVELOPE
      TRI-CONTINENTAL CORPORATION         WHICH REQUIRES NO POSTAGE IF MAILED
               MANAGED BY                 IN THE UNITED STATES.

                 [LOGO]
         J. & W. SELIGMAN & CO.
              INCORPORATED
    INVESTMENT MANAGERS AND ADVISORS
            ESTABLISHED 1864                            [LOGO]
   100 PARK AVENUE, NEW YORK, NY 10017

PROXY                      TRI-CONTINENTAL CORPORATION                 PREFERRED
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held May 17, 2001 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Annual Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
      (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

--------------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

1.    ELECTION OF DIRECTORS
      NOMINEES: Alice S. Ilchman, Frank A. McPherson, Leroy C. Richie, and
                Brian T. Zino
                                      [ ] FOR            [ ] WITHHOLD        [ ] WITHHOLDING AUTHORITY
      -----------------------------       all nominees       all nominees        for individual nominees
                                                                                 listed

2.    Ratification of the selection of Deloitte & Touche LLP as Auditors.        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

3.    Stockholder proposal relating to termination of investment management      [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
      agreement.



                                                                                     DATED ________________________, 2001

                                                                                     ____________________________________
                                                                                     Signature

                                                                                     ____________________________________
                                                                                     Signature  (if jointly  held)
                                                                                     PLEASE SIGN  EXACTLY AS YOUR NAME(S)
                                                                                     APPEAR(S)  ON THIS  PROXY.  ONLY ONE
                                                                                     SIGNATURE  IS  REQUIRED IN CASE OF A
                                                                                     JOINT  ACCOUNT.  WHEN  SIGNING  IN A
                                                                                     REPRESENTATIVE CAPACITY, PLEASE GIVE
                                                                                     TITLE.

YOUR VOTE IS IMPORTANT.  Please complete, sign and return this card as soon as possible.
                         Mark each vote with an X in the box.

PROXY                      TRI-CONTINENTAL CORPORATION                    COMMON
                       100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION to be held may 17, 2001 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the annual meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the meeting.


--------------------------------------------------------------------------------
[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this Proxy.
      (NO ADDITIONAL VOTE IS NECESSARY.)
--------------------------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

--------------------------------------------------------------------------------
THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------


YOUR VOTE IS IMPORTANT. COMPLETE, SIGN ON REVERSE SIDE AND RETURN THIS CARD AS SOON AS POSSIBLE. MARK EACH VOTE WITH AN X IN THE BOX.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR PROPOSAL 2 AND AGAINST PROPOSAL 3.

1.    ELECTION OF DIRECTORS
      NOMINEES: Alice S. Ilchman, Frank A. McPherson, Leroy C. Richie, and
                Brian T. Zino
                                      [ ] FOR            [ ] WITHHOLD        [ ] WITHHOLDING AUTHORITY
      -----------------------------       all nominees       all nominees        for individual nominees
                                                                                 listed

2.    Ratification of the selection of Deloitte & Touche LLP as Auditors.        [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

3.    Stockholder proposal relating to termination of investment management      [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
      agreement.



                                                                                     DATED ________________________, 2001

                                                                                     ____________________________________
                                                                                     Signature

                                                                                     ____________________________________
                                                                                     Signature  (if jointly  held)
                                                                                     PLEASE SIGN  EXACTLY AS YOUR NAME(S)
                                                                                     APPEAR(S)  ON THIS  PROXY.  ONLY ONE
                                                                                     SIGNATURE  IS  REQUIRED IN CASE OF A
                                                                                     JOINT  ACCOUNT.  WHEN  SIGNING  IN A
                                                                                     REPRESENTATIVE CAPACITY, PLEASE GIVE
                                                                                     TITLE.

YOUR VOTE IS IMPORTANT.  Please complete, sign and return this card as soon as possible.
                         Mark each vote with an X in the box.